Exhibit 99.2


 Certification of Chief Financial Officer Pursuant to Section 1350 of Chapter 63
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                     of Title 18 Of The United States Code
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I, Steven C. Preston, the Chief Financial Officer of The ServiceMaster Company,
certify that (i) the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of The ServiceMaster Company.




                                                        /S/ Steven C. Preston
                                                        ----------------------
                                                        Steven C. Preston
                                                        Chief Financial Officer
                                                        March 31, 2003


A signed original of this written statement required by Section 906 has been provided to The ServiceMaster Company and will be retained by The ServiceMaster Company and furnished to the Securities and Exchange Commission or its staff upon request.